                                                                    EXHIBIT 25.1
_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             _____________________

                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             _____________________

                      HARRIS TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

    California                                            94-0304530
(State of incorporation                               (I.R.S. employer
if not a national bank)                              Identification No.)

                     601 South Figueroa Street, 49th Floor
                        Los Angeles, California  90017
                   (Address of principal executive offices)

                   Esther Cervantes, Harris Trust Company of
                                  California
                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California 90017
                                (213) 239-0675
          (Name, address and telephone number for agent for service)
                             _____________________

                                 THE GAP, INC.
              (Exact name of obligor as specified in its charter)

         Delaware                                                94-1697231
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

                              One Harrison Street
                       San Francisco, California  94105
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (415) 952-4400
                             _____________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

                                    GENERAL

Item 1.  General Information.
         --------------------

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

    Department of Financial Institutions   Federal Reserve Bank of San Francisco
    111 Pine Street                        101 Market Street
    Suite 1100                             San Francisco, California  94105
    San Francisco, California 94104


    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.


Item 2.  Affiliations with Obligor.
         --------------------------

    If the obligor is an affiliate of the Trustee, describe each affiliation.

    None.

Item 16.  List of Exhibits.
          -----------------

  Exhibit T-1A.  A copy of the articles of association of Trustee as presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994.

                 Exhibit T-1A is incorporated herein by reference to S.E.C. File No. 33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit T-1A.

  Exhibit T-1B.  A copy of the certificate of authority of the Trustee to commence business, if not contained in the articles of association: Certificate of Authorization to transact business.

                 Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1B.

  Exhibit T-1C.  A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above:
                 Contained in Exhibits T-1A and T-1B above.

  Exhibit T-1D.  Copy of the existing bylaws of the Trustee or instruments corresponding thereto: By-Laws of Harris Trust Company of California as of April 27, 1995, as presently in effect.

                 Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1D.

  Exhibit T-1E.  A copy of each indenture referred to in Item 4, if obligor is in default.

                 Not Applicable.

  Exhibit T-1F.  The consents of United States institutional trustees required by Section 321 of the Act: Consent dated as of January, 1994.

                 Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

  Exhibit T-1G.  A copy of the latest report of condition of the Trustee published pursuant to law or the requirement of its supervising or examining authority: Trust Company Consolidated Report of Condition provided to the Department of Financial Institutions for the period ending June 30, 1997. (COPY ATTACHED)

  Exhibit T-1H.  A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                 Not Applicable.

  Exhibit T-1I.  Foreign trustees are required to file a consent to service of process on Forms F-X.

                 Not Applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on August 27, 1997.


                            HARRIS TRUST COMPANY OF
                            CALIFORNIA




                            By     /S/ ESTHER CERVANTES
                               ------------------------------
                                     Esther Cervantes
                                  Assistant Vice President

           TRUST COMPANY CONSOLIDATED REPORT OF CONDITION
------------------------------------------------------------------------
Legal Title of Trust Company

HARRIS TRUST COMPANY OF CALIFORNIA
------------------------------------------------------------------------
City                 County                 State              Zip Code

Los Angeles          Los Angeles            California         90017
------------------------------------------------------------------------
At the Close of Business on (Date)          State Banking
                                             Department Number

June 30, 1997                                            642
------------------------------------------------------------------------
Name and Title of Person to Whom            Area Code & Telephone Number
 inquiries may be Directed

Jim Custer, Senior Financial Analyst        312-461-6164
------------------------------------------------------------------------
  1. Cash and due from............................................    95    1
                                                                    ----
  2. U.S. Treasury securities.....................................  2749    2
                                                                    ----
  3. Obligations of other U.S.
      Government agencies and corporations........................          3
                                                                    ----
  4. Obligations of States and
      political subdivisions......................................  3657    4
                                                                    ----
  5. (a) Other securities.........................................   550    5
                                                                    ----
  6. (a)  Loans...................................................          6(a)
                                                                    ----
     (b)  Less: Reserve for possible
          loan losses.............................................          6(b)
                                                                    ----
     (c)  Loans (net).............................................     0    6(c)
                                                                    ----
  7. (a) Bank premises, furniture and
           fixtures and other assets
           representing bank premises.............................   219    7(a)
                                                                    ----
     (b)  Capital leases included in
           7(a) above.............................................          7(b)
                                                                    ----
  8. Real estate owned other than bank
      premises....................................................          8
                                                                    ----
  9. Investments in subsidiaries not
      consolidated................................................          9
                                                                    ----
 10. Other assets (complete schedule on
      reverse)....................................................  1245   10
                                                                    ----
 11. TOTAL ASSETS.................................................  8515   11
------------------------------------------------------------------------
LIABILITIES

 12. Liabilities for borrowed money...............................         12
                                                                    ----
 13. Mortgage indebtedness........................................         13
                                                                    ----
 14. Other liabilities............................................   648   14
                                                                    ----
 15. TOTAL LIABILITIES............................................   648   15
------------------------------------------------------------------------
 16. Capital notes and debentures.................................         16
------------------------------------------------------------------------
SHAREHOLDERS EQUITY

 17. Preferred stock..............................................         17
                                                                    ----
     (a) Number shares outstanding................................         17(a)
                                                                    ----
 18. Common stock.................................................  2500   18
                                                                    ----
     (a) Number shares authorized.................................         18(a)
                                                                    ----
     (b) Number shares outstanding................................         18(b)
                                                                    ----
 19. Surplus......................................................  2500   19
                                                                    ----
 20. TOTAL CONTRIBUTED CAPITAL....................................  5000   20
                                                                    ----

 21. Retained earnings and other                                    2867   21
      capital reserves...........................................
                                                                    ----
 22. TOTAL SHAREHOLDERS EQUITY...................................   7867   22
                                                                    ----
 23. TOTAL LIABILITIES AND CAPITAL
      ACCOUNTS...................................................   8515   23
                                                                    ----
------------------------------------------------------------------------
MEMORANDA
1.   Assets deposited with State
      Treasurer to qualify for exercise of
       fiduciary powers (market value)............................   250   M1

                                                                     ---
------------------------------------------------------------------------
D.   CERTIFICATION
The undersigned,
------------------------------------------------------------------------
Name                                             Title

Steve Rothbloom                                  President & Chairman
------------------------------------------------------------------------
                                                 and
------------------------------------------------------------------------
Name                                             Title

M. Valoise Douglas                               V.P. & G.M.
------------------------------------------------------------------------
of the above named trust company, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true.
Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
------------------------------------------------------------------------
Executed on:                                     At:

8/12/97                                          Los Angeles, California
------------------------------------------------------------------------
Signature                                        Signature

/S/ STEVE ROTHBLOOM                              /S/ M. VALOISE DOUGLAS
------------------------------------------------------------------------
Form 502 (Rev. 12/95)

                 SCHEDULE OF OTHER ASSETS
========================================================================
                     Description                           Amount
------------------------------------------------------------------------
Receivables                                                  734
------------------------------------------------------------------------
Goodwill                                                     126
------------------------------------------------------------------------
Other Intangibles                                            281
------------------------------------------------------------------------
Deferred Taxes                                               104
------------------------------------------------------------------------

------------------------------------------------------------------------
                                   Total (Same as Item 10)  1245
========================================================================
                SCHEDULE OF OTHER LIABILITIES
========================================================================
                     Description                           Amount
------------------------------------------------------------------------
Payables                                                     317
------------------------------------------------------------------------
Accrued Expenses                                             331
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

                                   Total (Same as Item 14)   648
========================================================================